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                                   FORM 8 - A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Carey Diversified LLC
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             (Exact name of registrant as specified in its charter)

           Delaware                                             13-3912578
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 (State of incorporation or organization)                   (I.R.S. Employee
                                                            Identification No.)

      50 Rockefeller Plaza, New York, NY 10020
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(Address of principal executive offices)                             (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered
     -------------------                      ------------------------------

        Listed Shares
        (No Par Value)                            New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
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                                (Title of Class)


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Item 1.    Description of Registrant's Securities
           to be Registered

           Listed Shares, No Par Value

                  See the section entitled "Description of Shares and Subsidiary Partnership Units" in the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 15, 1997 (333-37901).

Item 2.           Exhibits

                  1. All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange



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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CAREY DIVERSIFIED LLC

                                         By:  /s/Gordon F. Dugan
                                              ---------------------------
                                              Gordon F. DuGan, President

January 1, 1998




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